UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2019

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18101 Von Karman Avenue, Suite 700
Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 202-4160

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

On February 26, 2019, the Board of Directors (the “Board”) of First Foundation Inc. (the “Company”) determined that the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) will be held at 8:00 a.m. Pacific time on Tuesday, May 28, 2019 at 18101 Von Karman Avenue, 2nd Floor, Irvine, California 92612. The Board also set April 12, 2019 as the record date for determining stockholders entitled to receive notice of, and vote at, the 2019 Annual Meeting.

Because the date of the 2019 Annual Meeting is more than 30 days prior to the anniversary date of the Company’s 2018 Annual Meeting of Stockholders, the deadlines for any stockholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s 2018 Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on July 26, 2018, are no longer applicable. Pursuant to the Company’s bylaws and the rules of the SEC, the Company is hereby providing notice of the revised deadlines for such proposals via this Form 8-K.

In accordance with the rules of the SEC and the Company’s bylaws, any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting must be received by the Corporate Secretary at the Company’s principal executive offices at 18101 Von Karman Avenue, Suite 750, Irvine, California 92612 on or before the close of business on March 9, 2019. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting must also comply with the Company’s bylaws and all applicable rules and regulations promulgated by the SEC under the Exchange Act.

In addition, any stockholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the 2019 Annual Meeting and does not desire to have the proposal included in the Company’s proxy materials for the 2019 Annual Meeting, must ensure that notice of any such nomination or proposal (including certain additional information specified in the Company’s bylaws) is received by the Corporate Secretary at the Company’s principal executive offices on or before the close of business on March 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: February 26, 2019	By:	/s/ JOHN M. MICHEL
John M. Michel Executive Vice President & Chief Financial Officer